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                                 EXHIBIT 23(a)

                  Consent of Independent Public Accountants
                  -----------------------------------------

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 23, 1995 included in American Consumer Products, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP


May 3, 1995